Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
OTHER INTANGIBLE ASSETS
9.	OTHER INTANGIBLE ASSETS

Intangible assets as of December 31, 2012 consist of the following (all amounts in thousands):

	Cost	Accumulated Amortization	Net Book Value
Developed technologies, including patents (1)	$13,730	$4,755	$8,975
Trademarks and trade names (2)	5,401	37	5,364
Purchased customer relationships (3)	9,507	3,811	5,696
Non-compete agreements (4)	220	65	155
	$28,858	$8,668	$20,190

(1)	Includes a patent obtained in the acquisition of CSP (see Note 3) with a cost of $50,000 that is expected to be fully amortized in August 2026. Also includes patents obtained in the acquisition of CTS (see Note 3) with an initial cost of $410,000 that is expected to be fully amortized in December 2021.
(2)	Includes a trade name obtained in the acquisition of CTS (see Note 3) with an initial cost of $90,000 that is expected to be fully amortized in December 2013.
(3)	Includes customer relationships obtained in the acquisition of CSP (see Note 3) with a cost of $920,000 that is expected to be fully amortized in December 2019. Also includes customer relationships obtained in the acquisition of CTS (see Note 3) with a cost of $840,000 that is expected to be fully amortized in December 2021.
(4)	Includes non-compete agreement obtained in the acquisition of CSP (see Note 3) with a cost of $160,000 that is expected to be fully amortized in August 2016. Also includes non-compete agreement obtained in the acquisition of CTS (see Note 3) with an initial cost of $140,000 that is expected to be fully amortized in December 2016.

In 2012, some of these intangible assets were found to be impaired and their cost was reduced accordingly. See Note 4 and 25 for a discussion regarding these impairments.

Intangible assets as of December 31, 2011 consist of the following (all amounts in thousands):

	Cost	Accumulated Amortization	Net Book Value
Developed technologies, including patents	$13,608	$3,640	$9,968
Trademarks and trade names	5,428	1	5,427
Purchased customer relationships	9,465	3,142	6,323
Customer backlog (1)	140	140	0
Non-compete agreements	300	11	289
	$28,941	$6,934	$22,007

(1)	Represents customer backlog obtained in the acquisition of CSP (see Note 3) with a cost of $140,000 that was fully amortized in December 2011.

Except for the trade name obtained in the acquisition of CTS, trademarks and trade names with a cost of $5.3 million have indefinite lives and therefore, they are not amortized. Trademarks can be renewed without substantial cost. If trademark and trade names are not renewed, then expected future cash flows associated with trademarks and trade names could be adversely affected.

Amortization of intangible assets was $1.9 million and $1.8 million for the years ended December 31, 2012 and 2011, respectively.

During 2012, we capitalized $3,000 and $292,000 of costs paid to third parties to create or defend trademarks and patents, respectively. During 2011, we capitalized $5,000 and $175,000 of costs paid to third parties to create or defend trademarks and patents, respectively. We expect the patent-related costs to be amortized over approximately 20 years.

We do not consider any intangible assets to have residual value.

The future amortization expense relating to finite-lived intangible assets for the next five years and beyond is estimated at December 31, 2012 to be (all amounts in thousands):

Year Ending December 31,
2013	$1,747
2014	1,776
2015	1,776
2016	1,764
2017	1,721
Thereafter	6,066
$14,850